EXHIBIT 10.26.2
SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
     THIS SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Amendment”) is made this 18TH day of November 2005, by and between RUBY SACRAMENTO CAL EXPO LIMITED PARTNERSHIP, RUBY WILMINGTON NEWARK LIMITED PARTNERSHIP, RUBY ORLANDO INTERNATIONAL LIMITED PARTNERSHIP, RUBY ANN ARBOR LIMITED PARTNERSHIP, RUBY FISHKILL LIMITED PARTNERSHIP, RUBY FT. WORTH RIVER PLAZA LIMITED PARTNERSHIP, RUBY PROVIDENCE WARWICK LIMITED PARTNERSHIP, and RUBY TYLER HOTEL LIMITED PARTNERSHIP (collectively, the “Seller”) and SCHUYLKILL, LLC (the “Buyer”).
RECITALS:
     WHEREAS, Seller and Buyer are parties to that certain Agreement of Purchase and Sale dated October 12, 2005, as the same was amended by that certain Amendment to Agreement of Sale dated November 11, 2005 (collectively, the “Agreement of Sale”), whereby Seller agreed to sell to Buyer and Buyer agreed to buy from Seller that certain “Property” as defined in the Agreement of Sale; and
     WHEREAS, the Seller and Buyer desire to amend the Agreement of Sale on the terms and conditions hereinafter provided.
     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Seller and the Buyer, intending to be legally bound, hereby agree as follows:
     1. Inventory.
          (a) Paragraph 22 of the “Definitions” section of the Agreement of Sale is hereby deleted and replaced with the following: “Inventory: All unopened food, beverage and Operating Supplies.”
          (b) Section 10.02 of the Agreement of Sale is hereby deleted and replaced with the following: “Seller shall cause Managers to prepare lists of all Inventory at each Hotel as of the date of Closing, and Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller such Inventory, at Seller’s actual cost..”
     2. Purchase Price. Section 2.01 of the Agreement of Sale is hereby deleted and replaced with the following: “The Purchase Price for the Property shall be One Hundred Two Million and No/100 Dollars ($102,000,000.00), subject to closing adjustments as provided in this Agreement.”

     3. Lender Consent. Section 9.02(e) of the Agreement of Sale is hereby deleted and replaced with the following: “Lender shall have consented to Buyer’s (or Permitted Assignee’s) assumption of the Existing Lien, and shall also have consented to the following revisions concerning the loan documents that relate to the Existing Liens (the “Loan Documents”): (i) the term “Qualified Successor Borrower” as defined in the two Loan Agreements dated as of June 17, 2005 that are part of the Loan Documents (the “Loan Agreements”), and as used in any other Loan Documents, shall be revised to include a “Single-Purpose Entity” that is an “Affiliate” of Richard L. Vilardo, Steven J. Fairbanks and Ronald Franklin (collectively, the “New PIP Guarantor”), who will provide the “PIP Guaranty” that will be required to be arranged by Buyer or its Permitted Assignee in connection with the assumption of the Existing Liens; (ii) the term “PIP Guaranty” as defined in the Loan Agreements and as used in any other Loan Documents shall be revised to mean a Capital Expenditure and PIP Guaranty in substantially the same form (and recognizing that schedules setting forth the PIP requirements may have changed) as executed and delivered to the Lender by Ashford Hospitality Limited Partnership at the time of the Existing Liens, with the “Tangible Net Worth” and “Liquid Assets” requirements modified to reflect the “Tangible Net Worth” and “Liquid Assets” of the New PIP Guarantor as of the date of the assumption of the Existing Liens, dated as of the date of the assumption of the Existing Liens, from the New PIP Guarantor, rather than such Capital Expenditure and PIP Guaranty from Ashford Hospitality Limited Partnership to the Lender; (iii) references in the definition of “Permitted Transfers” set forth in the Loan Agreements, and in the provisions of Section 2.15(b) of the Loan Agreements, to “Ashford Hospitality Trust, Inc.”, Ashford OP General Partner LLC”, “Ashford OP Limited Partner LLC”, “Ashford Hospitality Limited Partnership” and any other Affiliates of such entities shall be deleted and replaced with such natural persons and entities (“New Parties”) which own, directly or indirectly, an interest in Buyer or its Permitted Assignees and are approved by the Lender for inclusion within such definition and provisions, but in any event such approved New Parties must include the three individuals who constitute the New PIP Guarantor and those entities controlled, directly or indirectly, by them collectively; (iv) the term “SPE Equity Owner” as defined in the Loan Agreements and as used in any other Loan Documents shall mean each of eight Single-Purpose Entity Delaware limited liability companies formed to act as general partner of each of eight Permitted Assignees organized by Buyer to acquire the Property that is the subject of this Agreement; (v) there shall be a modification of the provisions of Section 5.1(Q) of the Loan Agreements and any applicable provisions of the Loan Documents to reflect that financial statements to be provided thereunder shall not be those of Ashford Hospitality Trust, Inc. or its Affiliates, but rather those of each Permitted Assignee (or a consolidated statement for all Permitted Assignees), or of and the New PIP Guarantor (each individually); (vi) there shall be a modification of the provisions of Section 8.6 of the Loan Agreements and such other provisions of the Loan Documents as may be necessary to substitute the name and address of each Permitted Assignee and its counsel for Ashford Hospitality Limited Partnership and its Affiliates, and their respective counsel, respectively, as currently set forth in the Loan Documents; (vii) there shall be a substitution of the organizational chart attached hereto as Exhibit “L” for the organizational chart attached to the Loan Agreements as Exhibit “G” and any copies of such organizational chart which are attached to any other Loan Documents, and (viii) Exhibit “A” to the Cash Collateral Account Agreements each dated as of June 17, 2004 that are part of the Loan Documents shall be amended to reflect the names and Federal Tax Identification Numbers of each Permitted Assignee. Capitalized terms used in this paragraph and not defined in this Agreement have the meanings attributable to such terms in the Loan Agreements. Although not a condition to the obligation of Buyer to perform this Agreement, Seller acknowledges that, in addition to the foregoing, Buyer has the right to request that Lender consent to the following revisions to the Loan Documents: (I) a modification of the Loan Agreements and such other provisions of the Loan Documents as may be necessary to provide for the Lender’s advance consent to (A) the management of all or any portion of the Property by Pinnacle Hotel Management LLC (“Pinnacle”), an Affiliate of the New PIP Guarantor (so that such change in management does not constitute an Event of Default), so long as such management is approved by Marriott and (B) such modifications of the Management Agreements as may be agreed to by the current Managers and which are necessary to provide the Permitted Assignees with the right to terminate the Management Agreements at any time, with or without a sale of the Property, provided Pinnacle becomes the new Manager of any Property whose Management Agreement is terminated and the conditions of Section 2.04(A) of the Management Agreements concerning operation of such Property as a Marriott franchised hotel are satisfied, (II) a modification of the provisions of Section 5.1(Q) of the Loan Agreements and any applicable provisions of the Loan Documents to reflect that financial statements to be provided thereunder will be prepared by an Independent certified public accountant reasonably acceptable to Lender but will not be audited and will not be prepared by a “Big Four” accounting firm; and (III) a modification to the Loan Agreements and other relevant Loan Documents as may be necessary to permit Pinnacle to collect an asset management fee from each of the Permitted Assignees in an amount equal to 0.75 % of the gross revenues from the Property (without such payment constituting an Event of Default), such amount to be fully subordinated to sums due under the Loan Documents pursuant to a subordination agreement acceptable to the Lender.”
     4. Reliance Letters: The following is added as a new Section 3.04 of the Agreement of Sale:
     “3.04 Reliance Letters: Sellers shall use their best efforts to obtain a reliance letter from each of the companies that issued environmental reports to Sellers concerning the Properties, for the benefit of Buyer and the Permitted Assignees. Buyer shall be responsible for any costs charged by such companies for issuing such reliance letters.”
     5. Exhibit: The organizational chart attached hereto as “Exhibit L” is hereby added to the Agreement of Sale as a new “Exhibit L”.
     6. Additional Deposit. Amending Section 2.02 of the Agreement of Sale, the parties hereby agree that Buyer shall deposit the Additional Deposit with the Escrow Agent no later than November 21, 2005.
     7. Miscellaneous.
          (a) For purposes of this Amendment, unless otherwise defined herein, all terms used herein shall have the respective meanings assigned to such terms in the Agreement of Sale.

          (b) In the event of any inconsistencies between the terms and conditions of this Amendment and the terms and conditions of the Agreement of Sale, the terms and conditions of this Amendment shall control.
          (c) Except as modified pursuant hereto, no other changes or modifications to the Agreement are intended or implied and in all other respects the Agreement of Sale is hereby specifically ratified and confirmed by all parties hereto effective as of the date hereof. The Agreement of Sale and this Amendment shall be read and construed as one Agreement of Sale.
          (d) This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
          (e) The Agreement of Sale as modified by this Amendment may be further modified only by an agreement in writing signed between the parties hereto. The Agreement of Sale and this Amendment and any exhibits attached thereto contain the entire Agreement of Sale between the Seller and Buyer and there are no other terms, obligations, covenants, representations, statements or conditions or otherwise of any kind or nature whatsoever between the parties.
          (f) This Amendment may be executed in two or more counterparts each of which shall deemed to be an original, but all of which taken together shall constitute one and the same instrument. When counterparts have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.
          (g) This Amendment may be signed by facsimile copy. The Seller and Buyer agree to exchange manually signed copies promptly following the execution and exchange of the facsimile copies.
     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first above written.

BUYER: SCHUYLKILL, LLC, a Delaware limited liability company

By:	/S/ STEVE FAIRBANKS
Steve Fairbanks
Authorized Member

[ADDITIONAL SIGNATURES ON FOLLOWING PAGES]

SELLER SIGNATURE PAGE TO SECOND AMENDMENT AGREEMENT OF PURCHASE
AND SALE BETWEEN UNDERSIGNED SELLERS AND SCHUYLKILL, LLC DATED
NOVEMBER 18, 2005

SELLER: RUBY SACRAMENTO CAL EXPO LIMITED PARTNERSHIP
By:	Ruby Senior General Partner II LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

RUBY WILMINGTON NEWARK LIMITED PARTNERSHIP
By:	Ruby Senior General Partner II LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

RUBY ORLANDO INTERNATIONAL LIMITED PARTNERSHIP
By:	Ruby Senior General Partner I LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

SELLER SIGNATURE PAGE TO SECOND AMENDMENT AGREEMENT OF PURCHASE
AND SALE BETWEEN UNDERSIGNED SELLERS AND SCHUYLKILL, LLC DATED
NOVEMBER 18, 2005

RUBY ANN ARBOR LIMITED PARTNERSHIP
By:	Ruby Senior General Partner II LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

RUBY FISHKILL LIMITED PARTNERSHIP
By:	Ruby Senior General Partner I LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

RUBY FT. WORTH RIVER PLAZA LIMITED PARTNERSHIP
By:	Ruby Senior General Partner I LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

RUBY PROVIDENCE WARWICK LIMITED PARTNERSHIP
By:	Ruby Senior General Partner II LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

SELLER SIGNATURE PAGE TO SECOND AMENDMENT AGREEMENT OF PURCHASE
AND SALE BETWEEN UNDERSIGNED SELLERS AND SCHUYLKILL, LLC DATED
NOVEMBER 18, 2005

RUBY TYLER HOTEL LIMITED PARTNERSHIP
By:	Ruby Senior General Partner I LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

EXHIBIT “L”
Organizational Chart